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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


    Date of Report (Date of earliest event reported)          June 25, 2001
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                             AIRTRAN HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



Nevada                                0-26914                       58-2189551
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(State or other jurisdiction  (Commission File Number)             (IRS Employer
 of incorporation)                                           Identification No.)


9955 AirTran Boulevard, Orlando, Florida                                 32827
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code           (407) 251-5600
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5 - Other Events

     AirTran Holdings, Inc. is filing as Exhibit 99.1 to this Form 8-K a press release issued by AirTran Airways, Inc. on June 25, 2001 announcing the retirement of its remaining fleet of Boeing 737-200 aircraft and the impact of such retirement on its annual capacity growth and resultant non-recurring charge.

Item 7 - Financial Statements and Exhibits

       (c) Exhibits.  The following exhibit is filed with this Report:

           99.1 - Press Release of AirTran Airways, Inc. (June 25, 2001)

Item 9 - Regulation FD

     On June 25, 2001 members of AirTran Holdings, Inc. management held a conference call with investors to discuss recent fare initiatives by Delta Airlines.

     During this call management noted that they have not seen a decline in traffic since the Delta fare initiative last week, and they anticipate double digit improvement in unit revenues for the quarter.

     Management also announced that as a result of persistently high fuel prices, they have begun an internal cost savings program designed to save the company approximately $7 million annually.

     Management also reaffirmed during the conference call that they were comfortable with second quarter earnings estimates of $0.36 per share and full year 2001 earnings estimates of $0.95 per share.

          The information contained in this Form 8-K, including Exhibit 99.1, contains forward-looking statements. Statements regarding AirTran's growth in earnings as well as statements about its financial and operational performance and future profitability are forward-looking statements and are not historical facts. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the company's SEC filings, including but not limited to the company's annual report on Form 10-K for the year ended December 31, 2000, as amended. AirTran Holdings, Inc. disclaims any obligation or duty to update or correct any of its forward-looking statements.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTRAN HOLDINGS, INC.



                                    By:  /s/ Stanley J. Gadek
                                         ---------------------------------
                                         Stanley J. Gadek
                                         Senior Vice President-Finance and
                                         Chief Financial Officer

Dated: June 26, 2001
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                                 EXHIBIT INDEX


Exhibit No.         Description
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99.1                Press Release of AirTran Airways (June 25, 2001)